UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 6, 2018
CONSTRUCTION PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38479	26-0758017
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

290 Healthwest Drive, Suite 2 Dothan, Alabama 36303 (Address of principal executive offices, including zip code)

(334) 673-9763 (Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                   ☒

Item 2.02.     Results of Operations and Financial Condition.
On December 10, 2018, Construction Partners, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and fiscal year ended September 30, 2018 and its outlook for fiscal year 2019. A copy of the press release is furnished as Exhibit 99.1 hereto, and the information contained in Exhibit 99.1 is incorporated herein by reference.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 6, 2018, the Company’s Board of Directors (the “Board”) appointed Todd K. Andrews as the Company’s Chief Accounting Officer and designated Mr. Andrews as the Company’s “principal accounting officer” for purposes of the Company’s reporting to the Securities and Exchange Commission (the “SEC”). R. Alan Palmer, the Company’s Executive Vice President and Chief Financial Officer, will continue to serve as the Company’s principal financial officer for SEC reporting purposes.
Prior to his appointment, Mr. Andrews served as the Company’s Controller, a role that he held since 2008. Prior to that, he served for more than nine years as Chief Financial Officer of Graceba Total Communications, Inc., a provider of cable television and broadband internet services, and in accounting roles at two banking institutions. Mr. Andrews is a Certified Public Accountant and holds Bachelor of Science degrees in Accounting and Computer Science from Troy University.
There are no arrangements or understandings between Mr. Andrews and any other persons pursuant to which he was designated as principal accounting officer of the Company. There are also no family relationships between Mr. Andrews and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
In connection with his appointment as Chief Accounting Officer, Mr. Andrews entered into an indemnification agreement with the Company, effective as of December 6, 2018, the form of which has been previously approved by the Company’s board of directors and entered into by each of the Company’s current directors and executive officers (the “Indemnification Agreement”). The Indemnification Agreement requires the Company to indemnify Mr. Andrews to the fullest extent permitted by Delaware law and is in addition to protections provided in the Company’s governing documents. Under the Indemnification Agreement, Mr. Andrews will be indemnified for certain liabilities and will be advanced certain expenses that have been incurred as a result of actions brought, or threatened to be brought, against him in connection with his duties. The Indemnification Agreement also contains various covenants by the Company as to the maintenance of directors’ and officers’ liability insurance.

Item 5.08.      Shareholder Director Nominations.
Annual Meeting of Stockholders
On December 6, 2018, the Board set the date and location of the Company’s 2019 annual meeting of stockholders (the “Annual Meeting”) as Friday, March 8, 2019, at 9:00 a.m. Central Time at the Hilton Garden Inn, located at 171 Hospitality Lane, Dothan, Alabama 36303. The Board established the record date for the determination of stockholders entitled to receive notice of, and vote at, the Annual Meeting as the close of business on Monday, January 7, 2019. Because the Company did not hold an annual meeting of stockholders during 2018, the Company is providing the information in this Item 5.08 in accordance with Rule 14a-5(f) under the Exchange Act.
Deadline for Stockholder Proposals and Director Nominations
The Board has established the close of business on Monday, December 17, 2018 as the deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) for inclusion in the Company’s proxy materials for the Annual Meeting, which the Board has determined to be a reasonable period of time before the Company expects to begin printing and distributing its proxy materials for the Annual Meeting. Any such proposals (i) must be received by the Company’s Secretary at the headquarters of the Company, located at 290 Healthwest Drive, Suite 2, Dothan, Alabama

36303, at or before the deadline, (ii) must comply with the rules of the SEC regarding the inclusion of stockholder proposals in the Company’s proxy materials, and (iii) may be omitted if not in compliance with applicable requirements.
Pursuant to the Company’s Amended and Restated By-Laws (the “By-Laws”), the deadline for director nominations and stockholder proposals submitted outside of the process provided by Rule 14a-8 is the later of (i) the ninetieth (90th) day prior to the Annual Meeting and (ii) the tenth (10th) day following the date on which notice of the date of the Annual Meeting is given. Accordingly, to be considered timely, advance notice of such stockholder proposals and nominations submitted pursuant to the By-Laws must be received by the Company’s Secretary no later than the close of business on Thursday, December 20, 2018. All such proposals must comply with applicable Delaware law, the rules and regulations promulgated by the SEC, and the requirements set forth in the advance notice provisions contained in the By-Laws.
Item 9.01.  Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
Form of Indemnification Agreement, by and between Construction Partners, Inc. and each of its directors and executive officers (incorporated by reference to Exhibit 10.1 to Amendment No. 1 to the Company's Registration Statement on Form S-1 (File No. 333-224174), filed on April 23, 2018)

99.1	Press Release dated December 10, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTRUCTION PARTNERS, INC.

Date: December 10, 2018	By:	/s/ Charles E. Owens
Charles E. Owens
President and Chief Executive Officer